                        ANNUAL REPORT / OCTOBER 31 1999


                          AIM GLOBAL CONSUMER PRODUCTS
                               AND SERVICES FUND


                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]

                                [ COVER IMAGE ]

                     -------------------------------------

                                    SHOPPERS

                   BY DIANA ONG (BORN 1940, CHINESE-AMERICAN)

       ONG IS A PROLIFIC AND EXPERIMENTAL ARTIST WHO CONSTANTLY COMBINES

         DIFFERENT MEDIUMS TO PUSH THE BOUNDARIES OF ART. SHE IS A TRUE

         MULTIMEDIA ARTIST, PROFICIENT IN WATERCOLOR, ACRYLIC, ETCHING,

         WOODCUT, SILKSCREEN, COMPUTER ART AND CERAMIC ART. THE ENERGY

        AND DIVERSITY OF HER "SHOPPERS," CREATED WITH COMPUTER GRAPHICS,

                FITTINGLY CHARACTERIZE MODERN GLOBAL CONSUMERS.

                     -------------------------------------

AIM Global Consumer Products and Services Fund is for shareholders who seek long-term growth of capital through investments in companies around the world that manufacture, market, retail or distribute consumer products and services.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Consumer Products and Services Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses. Sales charges do not apply to Advisor Class shares.
o The fund's average annual total returns, including applicable sales charges, for periods ended 9/30/99 (the most recent calendar quarter-end) are as follows. For Class A shares, one year, 30.61%; inception (12/30/94), 25.24%. For Class B shares, one year, 31.42%; inception (12/30/94), 25.73%. For Class C shares, inception (3/1/99), 13.49%. For Advisor Class shares, one year, 37.82%; inception (6/30/95), 29.05%.
o Because Class C shares have been offered less than one year (since 3/1/99), all total return figures for Class C shares reflect cumulative total returns that have not yet been annualized.
o   Advisor Class shares were closed to new investors on 3/1/99.
o During the fiscal year ended 10/31/99, the fund paid distributions of $0.559 per share for Class A shares, Class B shares and Advisor Class shares.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The MSCI All Country World Index tracks the performance of approximately 50 countries covered by Morgan Stanley Capital International that are considered either developed or emerging markets.
o The unmanaged MSCI World Index is a group of global securities listed on major world stock exchanges tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 stocks (S&P 500) is widely regarded by investors to be representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    CHARLES T.      portfolio diversification and long-term thinking. We could
      BAUER,        title this report "What a Difference a Year Makes."
   CHAIRMAN OF          An investor surveying conditions when the fiscal year
   THE BOARD OF     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND BEATS INDEX,
BOOSTED BY TECHNOLOGY HOLDINGS

HOW DID THE FUND PERFORM?
AIM Global Consumer Products and Services Fund posted impressive returns for the fiscal year ended October 31, 1999. Total returns for the fund's Class A and Class B shares were 42.20% and 41.52%, respectively. From inception on March 1, 1999 to the end of the fiscal year Class C shares gained 21.42%. These results were computed at net asset value, that is, without the effect of sales charges. The fund's Advisor Class shares returned 42.93% during the fiscal year. Fund performance handily outpaced the MCSI All Country World Index, which posted a 26.41% gain for the same period.
    Net assets totaled $185 million on October 31, 1999.

WHAT WERE MARKET CONDITIONS LIKE DURING THE FISCAL YEAR?
Investor concern over interest rates caused U.S. financial markets to be very volatile in 1999. In June and August, the Federal Reserve Board (the Fed) raised interest rates in two quarter-point moves. Investors were unsure what Fed policymakers would do at their October meeting, and the uncertainty roiled the markets. The Fed chose to leave rates unchanged but adopted a "tightening bias," indicating that it may be inclined to raise rates in the future.
    During the summer, the equity market experienced a temporary broadening into value, cyclical and smaller-cap stocks, but returned to its narrow, large-cap growth focus in the fall. Most market trends of the last few years continued during the third quarter. The largest stocks in the S&P 500 dominated that index's return while the remainder produced lackluster results. In fact, despite advances by the main market indexes, most stocks underperformed during this time.
    Across the Atlantic, merger activity continued to dominate. Toward the end of the reporting period, the European merger market topped that of United States for the first time. Ten European deals were announced in the third quarter of 1999 with values of more than $10 billion each.
    For most of the fiscal year Japan led Asia's recovery. Investors flocked to Japanese securities after Japan posted two consecutive quarters of economic growth, signaling an end to its extended recession. As Japan struggled to regain its economic strength and foothold in the world economy, it has done so at a cost to the United States. The dollar/yen relationship gyrated severely during the third quarter of 1999, nearly causing the dollar to reach a 44-month low.

WHAT CONTRIBUTED TO THE FUND'S STRONG GAINS?
    The fund's sterling performance can be credited to our exposure to the technology sector, the only S&P 500 industry group to post a positive return during the third quarter of 1999, when most sectors of the equity market retreated. During the fiscal year, the fund had an overweight position in technology and communications services companies. By prospectus, the fund is able to invest 35% of its assets in companies outside the consumer products and services sector. In the past we have used this out-of-sector allocation for risk diversification. However, given the technology sector's strong growth during the past few years, we have redirected this portion to fast-growing market leaders, such as Microsoft, Nextel and Comverse Technology. As of October 31, technology stocks accounted for approximately 22% of the fund's total net assets.

MICROSOFT IS ONE OF THE FUND'S LARGEST HOLDINGS. HOW WILL THE RULING IN THE DEPARTMENT OF JUSTICE CASE AFFECT YOUR INVESTMENT?
    After the close of the reporting period, a federal judge ruled that Microsoft is a monopoly. As of this writing, neither a settlement nor an appeal has been announced, and it is unlikely that a final decision will be made until 2001. While we cannot comment on our specific plans to buy or sell stocks, we can say that as of this time, Microsoft remains a large holding in the fund. We believe that the company's growth prospects remain

FUND VS. MSCI ALL COUNTRY
WORLD INDEX

As of 10/31/99
One-year returns, excluding sales charges

FUND CLASS A SHARES ....................................42.20%

FUND CLASS B SHARES ....................................41.52%

MSCI ALL COUNTRY WORLD INDEX ...........................26.41%

          See important fund and index disclosures inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



strong, especially with the upcoming introduction of two new software products:
Office 2000 and Windows 2000. In the short term, the stock may be volatile, but this is a core growth company that should continue to be a part of our portfolio.

DID YOU MAKE ANY OTHER CHANGES TO THE FUND'S PORTFOLIO DURING THE FISCAL YEAR?
    As earnings growth narrowed in 1999, we decided to cull the fund's total number of holdings to 97, from 125 six months ago. Poor market conditions in the retail arena also led us to reduce several long-term holdings that were beginning to suffer from deteriorating quality. In keeping with AIM's earnings-momentum investment strategy, we sold stocks with negative earnings revisions. These sales generated realized capital gains in some cases, but allowed us to concentrate on the highest-growth stocks. We believe that the overall effect of focusing on the best-performing stocks has been positive and should benefit fund performance over the long term.

WHERE DO YOU SEE OPPORTUNITIES FOR GROWTH?
    International markets have rebounded dramatically since last year's financial crisis. To take advantage of these recent trends, the fund may begin to seek more investments outside the United States in the near future. As of October 31, international investments represented 39% of the fund's total net assets. We believe that on a risk/return basis there are excellent investment opportunities overseas, so this figure may increase slightly in the future.
    Several industries within the technology arena have also shown marked improvement in 1999. Toward the end of the fiscal year, the semiconductor industry was the strongest-performing area within the technology sector in terms of stock price. Chipmakers recovered after several years in the doldrums and are expected to post a 15% increase in production this year. Consequently, the fund may adjust its technology holdings to include more profitable technology companies, especially in the semiconductor industry.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?
    Shortly after the end of the fiscal year, Fed policymakers increased short-term interest rates by a quarter of a percentage point, but shifted to a neutral bias, indicating that they may or may not raise rates again for the rest of the year. We believe that this move may improve investor confidence in the near future since it means that the Fed is serious about heading off inflationary pressures.
    Moreover, the long-term outlook for global markets remains positive. The U.S. economy continues to be strong, inflation is low and the country is enjoying a budget surplus. Consumers are still confident about the future and have money to spend from strong income gains over the past year. Although market sectors will always go in and out of favor, we believe that high-growth consumer products and services companies will continue to fare well in the current strong business environment here and abroad.

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

====================================================================================================================================
TOP 10 HOLDINGS                                      TOP 10 INDUSTRIES                                 TOP 10 COUNTRIES
------------------------------------------------------------------------------------------------------------------------------------
  1.  Nextel Communications, Inc.                      1.  Communications Equipment           9.22%      1.  United States    53.56%
      -Class A                               2.37%     2.  Banks (Major Regional)             5.53       2.  United Kingdom    7.34
  2.  Nokia Oyj-ADR (Finland)                2.26      3.  Telecommunications                            3.  France            6.26
  3.  Imasco Ltd. (Canada)                   2.14          (Cellular/Wireless)                4.52       4.  Canada            5.28
  4.  Nortel Networks Corp. (Canada)         2.01      4.  Computers (Software & Services)    4.14       5.  Japan             2.87
  5.  Microsoft Corp.                        1.83      5.  Health Care (Diversified)          3.74       6.  Ireland           2.69
  6.  Tandy Corp.                            1.65      6.  Manufacturing (Diversified)        3.48       7.  Italy             2.35
  7.  Comverse Technology, Inc.              1.62      7.  Broadcasting                                  8.  Finland           2.26
  8.  Nippon Telegraph & Telephone Corp.                   (Television, Radio & Cable)        3.16       9.  Netherlands       2.03
      (Japan)                                1.58      8.  Financial (Diversified)            3.06      10.  South Korea       1.52
  9.  Carrefour Supermarche S.A.(France)     1.53      9.  Retail (Computers & Electronics)   2.77
 10.  Pohang Iron & Steel Co. Ltd.-ADR                10.  Tobacco                            2.61
      (South Korea)                          1.52

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
====================================================================================================================================



          See important fund and index disclosures inside front cover.


                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND VS. BENCHMARK INDEXES 12/30/94-10/31/99

in thousands
================================================================================
            AIM Global  AIM Global
             Consumer    Consumer
             Products    Products
               and         and
             Services    Services
              Funds       Funds       MSCI All
             Class B     Class A      Country     MSCI World
              Shares      Shares    World Index     Index

12/94          10000       10000        10000       10000
4/95           10175       9708         10672       10830
10/95          12712       12158        11150       11340
4/96           16012       15352        12651       12856
10/96          18828       18094        12889       13188
4/97           16630       16020        13954       14185
10/97          20702       20004        14918       15400
4/98           25301       24502        17613       18304
10/98          22391       21736        16822       17750
4/99           28180       27426        20272       21224
10/99          31488       30910        21264       22172

Source: Lipper, Inc.
================================================================================
Past performance cannot guarantee comparable future results.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A and B shares to benchmark indexes. Use of the indexes is intended to give you a general idea of your fund's relative performance. It is important to understand differences between your fund and these indexes. An index measures performance of a hypothetical portfolio. A market index such as the MSCI All Country World Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.
    Since the last reporting period, the fund has elected to use the MSCI All Country World Index as its benchmark. This index more closely reflects the performance of securities in which the fund can invest because it includes some emerging markets.
    The fund will no longer measure its performance against the MSCI World Index, the index published in previous reports to shareholders. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare the fund's performance to both the old and the new index.


AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Since Inception (12/30/94)        26.28%

    1 Year                        35.42

CLASS B SHARES
--------------------------------------------------------------------------------
Since Inception  (12/30/94)       26.77%

    1 Year                        36.52

CLASS C SHARES
--------------------------------------------------------------------------------
Since Inception  (3/1/99)         20.42%*

* Cumulative total return that has not yet been annualized.

ADVISOR CLASS**
--------------------------------------------------------------------------------
Since Inception  (6/30/95)        30.17%

    1 Year                        42.93

** Advisor Class shares were closed to new investors on March 1, 1999. Sales charges do not apply.
================================================================================

Fund performance shown in the chart includes expenses and management fees. Class A share performance reflects deduction of the maximum sales charge; Class B and Class C share performance reflects deduction of the applicable contingent deferred sales charge. For fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.

                 AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-53.56%

BEVERAGES (ALCOHOLIC)-1.34%

Adolph Coors Co.                         12,800   $    710,400
--------------------------------------------------------------
Anheuser-Busch Companies, Inc.           24,600      1,766,587
--------------------------------------------------------------
                                                     2,476,987
--------------------------------------------------------------

BIOTECHNOLOGY-0.94%

Amgen, Inc.(a)                           21,800      1,738,550
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.31%

AT&T Corp.-Liberty Media
  Group-Class A(a)                       45,700      1,813,719
--------------------------------------------------------------
Comcast Corp.-Class A                    40,400      1,701,850
--------------------------------------------------------------
TiVo Inc.(a)                             17,600        754,600
--------------------------------------------------------------
                                                     4,270,169
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-4.44%

ANTEC Corp.(a)                           31,900      1,547,150
--------------------------------------------------------------
Comverse Technology, Inc.(a)             26,400      2,996,400
--------------------------------------------------------------
Lucent Technologies Inc.                 30,360      1,950,630
--------------------------------------------------------------
Spanish Broadcasting System, Inc.(a)     40,600      1,080,975
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                3,000        645,000
--------------------------------------------------------------
                                                     8,220,155
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.81%

Cisco Systems, Inc.(a)                   20,243      1,497,982
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.92%

Lexmark International Group,
  Inc.-Class A(a)                        21,900      1,709,569
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-4.14%

Adobe Systems, Inc.                      36,000      2,517,750
--------------------------------------------------------------
Microsoft Corp.(a)                       36,500      3,378,531
--------------------------------------------------------------
Oracle Corp.(a)                          37,000      1,759,812
--------------------------------------------------------------
                                                     7,656,093
--------------------------------------------------------------

CONSUMER FINANCE-0.78%

Providian Financial Corp.                13,250      1,444,250
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.92%

Altera Corp.(a)                          35,000      1,701,875
--------------------------------------------------------------

ENTERTAINMENT-0.88%

Time Warner, Inc.                        23,300      1,623,719
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-2.59%

Applied Materials, Inc.(a)               14,000      1,257,375
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      17,000      1,346,187
--------------------------------------------------------------
Lam Research Corp.(a)                    26,000      2,195,375
--------------------------------------------------------------
                                                     4,798,937
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FINANCIAL (DIVERSIFIED)-1.94%

Citigroup, Inc.                          38,550   $  2,086,519
--------------------------------------------------------------
Fannie Mae                               21,300      1,506,975
--------------------------------------------------------------
                                                     3,593,494
--------------------------------------------------------------

FOODS-2.10%

Dean Foods Co.                           28,000      1,295,000
--------------------------------------------------------------
Quaker Oats Co. (The)                    37,000      2,590,000
--------------------------------------------------------------
                                                     3,885,000
--------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-1.12%

Aztar Corp.(a)                           82,000        794,375
--------------------------------------------------------------
Station Casinos, Inc.(a)                 53,000      1,281,937
--------------------------------------------------------------
                                                     2,076,312
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.74%

Allergan, Inc.                           17,000      1,825,375
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 29,000      2,227,562
--------------------------------------------------------------
Johnson & Johnson                         9,000        942,750
--------------------------------------------------------------
Warner-Lambert Co.                       24,000      1,915,500
--------------------------------------------------------------
                                                     6,911,187
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.43%

VISX, Inc.(a)                            12,600        788,287
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.00%

American International Group, Inc.       17,976      1,850,405
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.20%

Morgan Stanley, Dean Witter,
  Discover & Co.                         20,100      2,217,281
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.13%

Case Corp.                               39,300      2,082,900
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.35%

Tyco International Ltd.                  62,400      2,492,100
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.66%

Briggs & Stratton Corp.                  21,000      1,227,188
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-1.13%

Marine Drilling Companies, Inc.(a)      129,600      2,097,900
--------------------------------------------------------------

RESTAURANTS-0.30%

Tricon Global Restaurants, Inc.(a)       13,600        546,550
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-2.07%

Home Depot, Inc. (The)                   30,200      2,280,100
--------------------------------------------------------------
Lowe's Companies, Inc.                   28,008      1,540,440
--------------------------------------------------------------
                                                     3,820,540
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (COMPUTERS & ELECTRONICS)-2.77%

Best Buy Co., Inc.(a)                    18,000   $  1,000,125
--------------------------------------------------------------
Circuit City Stores-Circuit City
  Group                                  24,800      1,058,650
--------------------------------------------------------------
Tandy Corp.                              48,600      3,058,763
--------------------------------------------------------------
                                                     5,117,538
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.16%

Burlington Coat Factory Warehouse
  Corp.                                  75,000      1,284,375
--------------------------------------------------------------
Family Dollar Stores, Inc.               41,300        851,813
--------------------------------------------------------------
                                                     2,136,188
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.57%

Safeway, Inc.(a)                         30,000      1,059,375
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.47%

Wal-Mart Stores, Inc.                    48,000      2,721,000
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.04%

Chemdex Corp.(a)                         50,600      1,929,125
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.36%

Haverty Furniture Cos., Inc.             60,000        825,000
--------------------------------------------------------------
Linens 'n Things, Inc.(a)                21,200        842,700
--------------------------------------------------------------
Sonic Automotive, Inc.(a)                81,400        849,613
--------------------------------------------------------------
                                                     2,517,313
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.50%

American Eagle Outfitters, Inc.(a)       21,200        907,625
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                16,900        719,306
--------------------------------------------------------------
Chico's Fas, Inc.(a)                     44,000      1,380,500
--------------------------------------------------------------
TJX Companies, Inc. (The)                59,600      1,616,650
--------------------------------------------------------------
                                                     4,624,081
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.13%

Outdoor Systems, Inc.(a)                 49,400      2,093,325
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-2.37%

Nextel Communications, Inc.-Class
  A(a)                                   50,800      4,378,325
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.41%

Global TeleSystems Group, Inc.(a)        32,000        766,000
--------------------------------------------------------------

TELEPHONE-0.54%

NTL, Inc.(a)                              7,250        546,469
--------------------------------------------------------------
Qwest Communications International,
  Inc.(a)                                12,600        453,600
--------------------------------------------------------------
                                                     1,000,069
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $72,802,212)                            99,069,769
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-37.70%

BELGIUM-1.09%

Fortis (B)
  (Financial-Diversified)(a)             60,000      2,026,248
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
CANADA-5.28%

Cominco Ltd. (Metals Mining)            118,000      2,083,814
--------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)           147,300   $  3,951,878
--------------------------------------------------------------
Nortel Networks Corp.
  (Communications Equipment)             60,600      3,727,046
--------------------------------------------------------------
                                                     9,762,738
--------------------------------------------------------------

FINLAND-2.26%

Nokia Oyj-ADR (Communications
  Equipment)                             36,200      4,183,363
--------------------------------------------------------------

FRANCE-6.26%

Banque Nation de Paris (Financial
  Diversified), Wts., expiring
  07/15/02(a)                             5,460         32,282
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 23,080      2,027,490
--------------------------------------------------------------
Carrefour Supermarche S.A.
  (Retail-Food Chains)                   15,300      2,832,960
--------------------------------------------------------------
Lafarge S.A. (Engineering &
  Construction)                          18,200      1,751,979
--------------------------------------------------------------
Renault S.A. (Automobiles)               33,300      1,723,637
--------------------------------------------------------------
SEITA (Tobacco)                          29,400      1,639,304
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio &
  Cable)                                  5,000      1,567,555
--------------------------------------------------------------
                                                    11,575,207
--------------------------------------------------------------

GERMANY-1.10%

Mannesmann A.G.
  (Machinery-Diversified)                13,000      2,044,659
--------------------------------------------------------------

IRELAND-2.69%

Bank of Ireland (Banks-Major
  Regional)                             191,238      1,492,847
--------------------------------------------------------------
CRH PLC (Construction-Cement &
  Aggregates)                            94,200      1,778,901
--------------------------------------------------------------
Jefferson Smurfit Group PLC-ADR
  (Containers & Packaging-Paper)         66,000      1,699,500
--------------------------------------------------------------
                                                     4,971,248
--------------------------------------------------------------

ITALY-2.35%

Banca Commerciale Italiana
  (Banks-Major Regional)                145,467        867,729
--------------------------------------------------------------
Luxottica Group S.p.A.-ADR
  (Consumer-Jewelry, Novelties &
  Gifts)                                100,900      1,936,019
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telecommunications-
   Cellular/Wireless)                   247,300      1,545,421
--------------------------------------------------------------
                                                     4,349,169
--------------------------------------------------------------

JAPAN-2.87%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)        190      2,915,927
--------------------------------------------------------------
Toyota Motor Corp.
  (Automobile-Manufacturers)             69,000      2,389,238
--------------------------------------------------------------
                                                     5,305,165
--------------------------------------------------------------

NETHERLANDS-2.03%

ABN AMRO Holding N.V. (Banks-Major
  Regional)                              67,422      1,630,711
--------------------------------------------------------------
Equant N.V.
  (Computers-Networking)(a)               5,900        574,156
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NETHERLANDS-(CONTINUED)

Heineken N.V. (Beverages-Alcoholic)      30,325   $  1,546,997
--------------------------------------------------------------
                                                     3,751,864
--------------------------------------------------------------

NORWAY-0.95%

Den Norske Bank A.S.A. (Banks-Major
  Regional)                             451,600      1,748,983
--------------------------------------------------------------

SINGAPORE-0.95%

NatSteel Ltd. (Iron & Steel)          1,056,000      1,765,610
--------------------------------------------------------------

SOUTH KOREA-1.52%

Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                         84,000      2,803,500
--------------------------------------------------------------

SWITZERLAND-1.01%

Compagnie Financiere Richemont A.G.
  (Tobacco)                                 980      1,871,686
--------------------------------------------------------------

UNITED KINGDOM-7.34%

BG PLC (Oil & Gas-Exploration &
  Production)                           325,800      1,809,150
--------------------------------------------------------------
Centrica PLC (Oil & Gas-Exploration
  & Production)                         964,400      2,802,495
--------------------------------------------------------------
COLT Telecom Group PLC
  (Communications Equipment)(a)          31,150        931,577
--------------------------------------------------------------
Energis PLC (Telephone)(a)               56,500      1,803,027
--------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)    125,000      1,325,556
--------------------------------------------------------------
Royal Bank of Scotland Group PLC
  (Banks-Major Regional)               106,620      2,457,621
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
UNITED KINGDOM-(CONTINUED)

Vodafone AirTouch PLC-ADR
  (Telecommunications-
  Cellular/Wireless)                     51,000   $  2,444,813
--------------------------------------------------------------
                                                    13,574,239
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $56,003,482)                                  69,733,679
--------------------------------------------------------------

MONEY MARKET FUNDS-7.95%

STIC Liquid Assets Portfolio(b)       7,355,453      7,355,453
--------------------------------------------------------------
STIC Prime Portfolio(b)               7,355,453      7,355,453
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $14,710,906)                                  14,710,906
--------------------------------------------------------------
TOTAL INVESTMENTS-99.21%                           183,514,354
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.79%                  1,459,553
--------------------------------------------------------------
NET ASSETS-100.00%                                $184,973,907
==============================================================

Investment Abbreviations:

ADR  - American Depositary Receipt
Wts. - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:

Investments, at value (cost $143,516,600)       $183,514,354
------------------------------------------------------------
Foreign currencies, at value (cost $2,441,639)     2,424,475
------------------------------------------------------------
Receivables for:
  Investments sold                                 4,528,952
------------------------------------------------------------
  Fund shares sold                                   150,825
------------------------------------------------------------
  Dividends and interest                             179,289
------------------------------------------------------------
Other assets                                          28,752
------------------------------------------------------------
    Total assets                                 190,826,647
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            5,205,192
------------------------------------------------------------
  Fund shares reacquired                             272,640
------------------------------------------------------------
Accrued advisory fees                                166,482
------------------------------------------------------------
Accrued distribution fees                            130,099
------------------------------------------------------------
Accrued administrative services fees                   4,247
------------------------------------------------------------
Accrued transfer agent fees                           21,000
------------------------------------------------------------
Accrued trustees' fees                                   967
------------------------------------------------------------
Accrued operating expenses                            52,113
------------------------------------------------------------
    Total liabilities                              5,852,740
------------------------------------------------------------
Net assets applicable to shares outstanding     $184,973,907
============================================================

NET ASSETS:

Class A                                         $ 73,695,007
============================================================
Class B                                         $109,807,990
============================================================
Class C                                         $    232,240
============================================================
Advisor Class                                   $  1,238,670
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            2,393,840
============================================================
Class B                                            3,661,997
============================================================
Class C                                                7,745
============================================================
Advisor Class                                         39,217
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      30.79
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $30.79 divided by
      95.25%)                                   $      32.33
============================================================
Class B:
  Net asset value and offering price per share  $      29.99
============================================================
Class C:
  Net asset value and offering price per share  $      29.99
============================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                             $      31.59
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:

Dividends (net of $117,570 foreign withholding
  tax)                                           $ 1,509,215
------------------------------------------------------------
Interest                                             610,144
------------------------------------------------------------
Securities lending                                   104,422
------------------------------------------------------------
    Total investment income                        2,223,781
------------------------------------------------------------

EXPENSES:

Advisory and administrative fees                   1,800,938
------------------------------------------------------------
Accounting services fees                              49,731
------------------------------------------------------------
Custodian fees                                        88,399
------------------------------------------------------------
Distribution fees -- Class A                         344,198
------------------------------------------------------------
Distribution fees -- Class B                       1,032,430
------------------------------------------------------------
Distribution fees -- Class C                             827
------------------------------------------------------------
Trustees' fees                                         8,975
------------------------------------------------------------
Transfer agent fees -- Class A                       144,457
------------------------------------------------------------
Transfer agent fees -- Class B                       216,650
------------------------------------------------------------
Transfer agent fees -- Class C                           173
------------------------------------------------------------
Transfer agent fees -- Advisor Class                  25,806
------------------------------------------------------------
Other                                                277,018
------------------------------------------------------------
    Total expenses                                 3,989,602
------------------------------------------------------------
Less: Expenses waived                                (16,422)
------------------------------------------------------------
Expenses paid indirectly                              (1,368)
------------------------------------------------------------
    Net expenses                                   3,971,812
------------------------------------------------------------
Net investment income (loss)                      (1,748,031)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                           44,400,506
------------------------------------------------------------
  Foreign currencies                                  74,456
------------------------------------------------------------
                                                  44,474,962
------------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           20,689,784
------------------------------------------------------------
  Foreign currencies                                  20,185
------------------------------------------------------------
                                                  20,709,969
------------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                            65,184,931
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $63,436,900
============================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended October 31, 1999 and 1998

                                                                  1999            1998
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,748,031)   $ (1,905,277)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  44,474,962       4,655,445
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           20,709,969      10,772,689
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        63,436,900      13,522,857
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                       (1,486,208)     (5,574,558)
------------------------------------------------------------------------------------------
  Class B                                                       (2,314,110)     (8,128,120)
------------------------------------------------------------------------------------------
  Advisor Class                                                   (341,039)       (962,828)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (8,462,976)     (2,635,230)
------------------------------------------------------------------------------------------
  Class B                                                      (14,746,418)     (1,579,168)
------------------------------------------------------------------------------------------
  Class C                                                          209,527              --
------------------------------------------------------------------------------------------
  Advisor Class                                                (17,338,191)      8,711,156
------------------------------------------------------------------------------------------
    Net increase in net assets                                  18,957,485       3,354,109
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          166,016,422     162,662,313
------------------------------------------------------------------------------------------
  End of period                                               $184,973,907    $166,016,422
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $104,692,946    $144,231,004
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and foreign currencies                                      40,244,803       2,459,227
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          40,036,158      19,326,191
------------------------------------------------------------------------------------------
                                                              $184,973,907    $166,016,422
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Consumer Products and Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of twelve separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.
  The Fund's investment objective is long-term growth of capital. The Fund invests substantially all of its investable assets in Global Consumer Products and Services Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust which is registered under the 1940 Act as an open-end management investment company.
  The Portfolio has investment objectives, policies and limitations substantially identical to those of the Fund. Therefore, the financial statements of the Fund and Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1999, all of the shares of beneficial interest of the Portfolio were owned by either the Fund or INVESCO (NY) Asset Management, Inc., which has a nominal ($100) investment in the Portfolio.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund and the Portfolio in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $1,748,031, undistributed net realized gains was decreased by $2,548,031 and paid-in capital increased by $800,000 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio may enter into a foreign currency contract to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. The Portfolio may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Portfolio could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.
G. Foreign Securities -- There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.
     In addition, the Portfolio's policy of concentrating its investments in companies in the consumer products and services industry subjects the Portfolio to greater risk than a fund that is more diversified.
H. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's and the Portfolio's investment manager and administrator. The Fund pays AIM administration fees at an annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays AIM investment management and administration fees at an annual rate of 0.725% on the first $500 million of the Portfolio's average daily net assets, plus 0.70% on the next $500 million of the Portfolio's average daily net assets, plus 0.675% on the next $500 million of the Portfolio's average daily net assets, plus 0.65% on the Portfolio's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual rate of 2.00%, 2.50%, 2.50% and 1.50% of the average daily net assets of the Fund's Class A, Class B, Class C and Advisor Class shares, respectively. During the year ended October 31, 1999, AIM waived fees of $16,422.
  Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the prior pricing and accounting agreement. The Fund, pursuant to the master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund and the Portfolio. Prior to July 1, 1999, AIM was the pricing and accounting agent for the Fund and the Portfolio. The monthly fee for these services paid to AIM was a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate was derived based on the aggregate net assets of the funds which comprised the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee was calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. For the year ended October 31, 1999, AIM was paid $49,731 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 1999, AFS was paid $371,278 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $344,198, $1,032,430 and $827, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $27,585 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $94 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1999, the Fund received reductions in custodian fees of $1,368 under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,368 during the year ended October 31, 1999.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period. Prior to May 28, 1999, the Fund, along with certain other funds advised and/or administered by AIM, had a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allowed the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000.

NOTE 5-PORTFOLIO SECURITIES LOANED

At October 31, 1999, securities with an aggregate value of $10,734,244 were on loan to brokers. The loans were secured by cash collateral of $10,948,928 received by the Portfolio. For the year ended October 31, 1999, the Portfolio received fees of $104,422 for securities lending.
  For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended October 31, 1999 was $272,531,597 and $321,676,079, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $41,092,549
---------------------------------------------------------
Aggregate unrealized appreciation
  (depreciation) of investment securities      (1,435,765)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $39,656,784
=========================================================

Cost of investments for tax purposes is $143,857,570.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                         1999                        1998
                                                              --------------------------   -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   ------------
  Sold:
  Class A                                                        487,583   $  12,807,548    1,525,543   $ 35,645,676
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        423,749      10,940,298    1,214,959     28,040,109
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                         9,183         251,095           --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   21,722         582,165      675,379     15,761,998
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         59,498       1,416,648      232,572      5,000,306
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         91,284       2,126,010      327,547      6,924,836
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                   14,024         340,931       44,088        962,424
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                       (855,317)    (22,687,172)  (1,879,330)   (43,281,212)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,075,236)    (27,812,726)  (1,618,880)   (36,544,113)
--------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (1,437)        (41,568)          --             --
--------------------------------------------------------------------------------------------------------------------
  Advisor Class                                                 (638,988)    (18,261,287)    (345,732)    (8,013,266)
--------------------------------------------------------------------------------------------------------------------
                                                              (1,463,935)  $ (40,338,058)     176,146   $  4,496,758
====================================================================================================================

* Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,              DECEMBER 30, 1994
                                                              ------------------------------------------           TO
                                                              1999(a)      1998(a)    1997(a)    1996(a)  OCTOBER 31, 1995(a)
                                                              -------      -------    -------    -------  --------------------
Net asset value, beginning of period                          $ 22.16      $ 22.19    $ 20.98    $ 14.59        $ 11.43
-----------------------------------------------------------   -------      -------    -------    -------        -------
Income from investment operations:
  Net investment income (loss)                                  (0.19)       (0.19)     (0.15)     (0.22)          0.02(b)
-----------------------------------------------------------   -------      -------    -------    -------        -------
  Net realized and unrealized gain on investments                9.38         2.05       2.27       7.13           3.14
-----------------------------------------------------------   -------      -------    -------    -------        -------
    Net increase from investment operations                      9.19         1.86       2.12       6.91           3.16
-----------------------------------------------------------   -------      -------    -------    -------        -------
Distributions to shareholders:
  From net realized gains on investments                        (0.56)       (1.89)     (0.91)     (0.52)            --
-----------------------------------------------------------   -------      -------    -------    -------        -------
    Total distributions                                         (0.56)       (1.89)     (0.91)     (0.52)            --
-----------------------------------------------------------   -------      -------    -------    -------        -------
Net asset value, end of period                                $ 30.79      $ 22.16    $ 22.19    $ 20.98        $ 14.59
===========================================================   =======      =======    =======    =======        =======
Total return(c)                                                 42.20%        8.66%     10.55%     48.82%         27.65%
===========================================================   =======      =======    =======    =======        =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $73,695      $59,880    $62,637    $76,900        $ 4,082
===========================================================   =======      =======    =======    =======        =======
Ratio of expenses to average net assets:                         1.91%(d)     1.95%      1.99%      2.34%         13.63%(e)
===========================================================   =======      =======    =======    =======        =======
Ratio of net investment income (loss) to average net assets:    (0.70)%(d)   (0.83)%    (0.87)%    (1.24)%       (11.11)%(e)
===========================================================   =======      =======    =======    =======        =======
Portfolio turnover rate                                           160%         221%       392%       169%           240%(e)
===========================================================   =======      =======    =======    =======        =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.12.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $68,839,613.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,               DECEMBER 30, 1994
                                                              -----------------------------------------            TO
                                                              1999(a)     1998(a)    1997(a)    1996(a)    OCTOBER 31, 1995(a)
                                                              --------    -------    -------    -------    -------------------
Net asset value, beginning of period                          $  21.70    $ 21.86    $ 20.79    $ 14.53          $ 11.43
-----------------------------------------------------------   --------    -------    -------    -------          -------
Income from investment operations:
  Net investment income (loss)                                   (0.31)     (0.30)     (0.24)     (0.31)           (0.04)(b)
-----------------------------------------------------------   --------    -------    -------    -------          -------
  Net realized and unrealized gain on investments                 9.16       2.03       2.22       7.09             3.14
-----------------------------------------------------------   --------    -------    -------    -------          -------
    Net increase from investment operations                       8.85       1.73       1.98       6.78             3.10
-----------------------------------------------------------   --------    -------    -------    -------          -------
Distributions to shareholders:
  From net realized gain on investments                          (0.56)     (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------   --------    -------    -------    -------          -------
    Total distributions                                          (0.56)     (1.89)     (0.91)     (0.52)              --
-----------------------------------------------------------   --------    -------    -------    -------          -------
Net asset value, end of period                                $  29.99    $ 21.70    $ 21.86    $ 20.79          $ 14.53
===========================================================   ========    =======    =======    =======          =======
Total return(c)                                                  41.52%      8.16%      9.95%     48.11%           27.12%
===========================================================   ========    =======    =======    =======          =======
Ratios and supplemental data:
Net assets, end of period (in 000's)                          $109,808    $91,613    $93,978    $87,904          $ 2,959
===========================================================   ========    =======    =======    =======          =======
Ratio of expenses to average net assets:                          2.41%(d)   2.45%      2.49%      2.84%           14.13%(e)
===========================================================   ========    =======    =======    =======          =======
Ratio of net investment income (loss) to average net assets:     (1.20)%(d) (1.33)%    (1.37)%    (1.74)%         (11.61)%(e)
===========================================================   ========    =======    =======    =======          =======
Portfolio turnover rate                                            160%       221%       392%       169%             240%(e)
===========================================================   ========    =======    =======    =======          =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $1.04.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average net assets of $103,242,997.
(e)  Annualized.

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                             CLASS C                                     ADVISOR CLASS
                                       -------------------    -------------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,                   JUNE 1, 1995
                                        MARCH 1, 1999 TO      -----------------------------------------              TO
                                       OCTOBER 31, 1999(a)    1999(a)     1998(a)    1997(a)    1996(a)     OCTOBER 31, 1995(a)
                                       -------------------    -------     -------    -------    -------    ----------------------
Net asset value, beginning of period         $24.70           $ 22.61     $ 22.50    $21.15     $14.64            $ 11.84
-------------------------------------        ------           -------     -------    ------     ------            -------
Income from investment operations:
  Net investment income (loss)                (0.22)            (0.05)      (0.08)    (0.04)     (0.13)              0.04(b)
-------------------------------------        ------           -------     -------    ------     ------            -------
  Net realized and unrealized gain on
    investments                                5.51              9.59        2.08      2.30       7.16               2.76
-------------------------------------        ------           -------     -------    ------     ------            -------
    Net increase from investment
      operations                               5.29              9.54        2.00      2.26       7.03               2.80
-------------------------------------        ------           -------     -------    ------     ------            -------
Distributions to shareholders:
  From net realized gains on
    investments                                  --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------        ------           -------     -------    ------     ------            -------
    Total distributions                          --             (0.56)      (1.89)    (0.91)     (0.52)                --
-------------------------------------        ------           -------     -------    ------     ------            -------
Net asset value, end of period               $29.99           $ 31.59     $ 22.61    $22.50     $21.15            $ 14.64
=====================================        ======           =======     =======    ======     ======            =======
Total return(c)                               21.42%            42.93%       9.20%    11.15%     49.50%             23.65%
=====================================        ======           =======     =======    ======     ======            =======
Ratios and supplemental data:
Net assets, end of period (in 000's)         $  232           $ 1,239     $14,523    $6,047     $7,446            $   164
=====================================        ======           =======     =======    ======     ======            =======
Ratio of expenses to average net
  assets:                                      2.41%(d)          1.41%(e)    1.45%     1.49%      1.84%             13.13%(f)
=====================================        ======           =======     =======    ======     ======            =======
Ratio of net investment income (loss)
  to average net assets:                      (1.20)%(d)        (0.20)%(e)  (0.33)%   (0.37)%    (0.74)%           (10.61)%(f)
=====================================        ======           =======     =======    ======     ======            =======
Portfolio turnover rate                         160%              160%        221%      392%       169%               240%(f)
=====================================        ======           =======     =======    ======     ======            =======

(a) These selected per share operating data were calculated based upon average shares outstanding during the period.
(b) Before reimbursement net investment income (loss) per share would have been reduced (increased) by $0.61.
(c) Total return does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average net assets of $123,130.
(e)  Ratios are based on average net assets of $12,297,480.
(f)  Annualized.

NOTE 9-SUBSEQUENT EVENT

On November 3, 1999, the Board of Trustees approved the conversion of Advisor Class Shares into Class A Shares. The proposed effective date of this conversion is February 11, 2000.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Global Consumer Products and Services Fund and Board of Trustees of AIM Investment Funds

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Consumer Products and Services Fund--Consolidated at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       December 23, 1999

BOARD OF TRUSTEES                         OFFICERS                         OFFICE OF THE FUND
C. Derek Anderson                         Robert H. Graham                 11 Greenway Plaza
President, Plantagenet Capital            Chairman and President           Suite 100
Management, LLC (an investment                                             Houston, TX 77046
partnership); Chief Executive Officer,    Dana R. Sutton
Plantagenet Holdings, Ltd.                Vice President and Treasurer     INVESTMENT MANAGER
(an investment banking firm)
                                          Samuel D. Sirko                  A I M Advisors, Inc.
Frank S. Bayley                           Vice President and Secretary     11 Greenway Plaza
Partner, law firm of                                                       Suite 100
Baker & McKenzie                          Melville B. Cox                  Houston, TX 77046
                                          Vice President
Robert H. Graham                                                           TRANSFER AGENT
President and Chief Executive Officer,    Gary T. Crum
A I M Management Group Inc.               Vice President                   A I M Fund Services, Inc.
                                                                           P.O. Box 4739
Ruth H. Quigley                           Carol F. Relihan                 Houston, TX 77210-4739
Private Investor                          Vice President
                                                                           CUSTODIAN
                                          Mary J. Benson
                                          Assistant Vice President and     State Street Bank and Trust Company
                                          Assistant Treasurer              225 Franklin Street
                                                                           Boston, MA 02110
                                          Sheri Morris
                                          Assistant Vice President and     COUNSEL TO THE FUND
                                          Assistant Treasurer
                                                                           Kirkpatrick & Lockhart LLP
                                          Nancy L. Martin                  1800 Massachusetts Avenue, N.W.
                                          Assistant Secretary              Washington, D.C. 20036-1800

                                          Ofelia M. Mayo                   COUNSEL TO THE TRUSTEES
                                          Assistant Secretary
                                                                           Paul, Hastings, Janofsky & Walker LLP
                                          Kathleen J. Pflueger             Twenty Third Floor
                                          Assistant Secretary              555 South Flower Street
                                                                           Los Angeles, CA 90071

                                                                           DISTRIBUTOR

                                                                           A I M Distributors, Inc.
                                                                           11 Greenway Plaza
                                                                           Suite 100
                                                                           Houston, TX 77046

                                                                           AUDITORS

                                                                           PricewaterhouseCoopers LLP
                                                                           160 Federal Street
                                                                           Boston, MA 02110

REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

AIM Global Consumer Products & Services Fund paid ordinary dividends in the amount of $0.3870 per share during its tax year ended October 31, 1999. Of this amount, 18.55% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $1,272,007 during the Fund's tax year ended October 31, 1999.

THE AIM FAMILY OF FUNDS --Registered Trademark--

GROWTH FUNDS                                MONEY MARKET FUNDS                                      A I M Management Group Inc. has
AIM Aggressive Growth Fund(1)               AIM Money Market Fund                                   provided leadership in the
AIM Blue Chip Fund                          AIM Tax-Exempt Cash Fund                                mutual fund industry since 1976
AIM Capital Development Fund                                                                        and managed approximately $120
AIM Constellation Fund                      INTERNATIONAL GROWTH FUNDS                              billion in assets for more than
AIM Dent Demographic Trends Fund            AIM Advisor International Value Fund                    6.4 million shareholders,
AIM Large Cap Growth Fund                   AIM Asian Growth Fund                                   including individual investors,
AIM Mid Cap Equity Fund                     AIM Developing Markets Fund                             corporate clients and financial
AIM Mid Cap Growth Fund                     AIM Euroland Growth Fund(4)                             institutions, as of September
AIM Mid Cap Opportunities Fund              AIM European Development Fund                           30, 1999.
AIM Select Growth Fund                      AIM International Equity Fund                               The AIM Family of Funds
AIM Small Cap Growth Fund(2)                AIM Japan Growth Fund                                   --Registered Trademark-- is
AIM Small Cap Opportunities Fund(3)         AIM Latin American Growth Fund                          distributed nationwide, and AIM
AIM Value Fund                              AIM New Pacific Growth Fund                             today is the 10th-largest mutual
AIM Weingarten Fund                                                                                 fund complex in the United
                                            GLOBAL GROWTH FUNDS                                     States in assets under
GROWTH & INCOME FUNDS                       AIM Global Aggressive Growth Fund                       management, according to
AIM Advisor Flex Fund                       AIM Global Growth Fund                                  Strategic Insight, an
AIM Advisor Large Cap Value Fund                                                                    independent mutual fund monitor.
AIM Advisor Real Estate Fund                GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                           AIM Global Growth & Income Fund
AIM Basic Value Fund                        AIM Global Utilities Fund
AIM Charter Fund
                                            GLOBAL INCOME FUNDS
INCOME FUNDS                                AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                      AIM Global Government Income Fund
AIM High Yield Fund                         AIM Global Income Fund
AIM High Yield Fund II                      AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund            THEME FUNDS
AIM Limited Maturity Treasury Fund          AIM Global Consumer Products and Services Fund
                                            AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                       AIM Global Health Care Fund
AIM High Income Municipal Fund              AIM Global Infrastructure Fund
AIM Municipal Bond Fund                     AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund              AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                               GCPS-AR-1